UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2006

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                            DAUPHIN TECHNOLOGY, INC.
               (Exact name of Issuer as specified in its charter)

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          Illinois                    32-4537-D                 87-0455038
  (State of incorporation)     (Commission file number)       (I.R.S. Employer
                                                             Identification No.)

          1014 E. Algonquin Rd., Suite 111, Schaumburg, Illinois 60173
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 303-6566

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Dauphin Technology, Inc.
                               REPORT ON FORM 8-K
                                  July 11, 2006

                                TABLE OF CONTENTS


Item 1.01         Entry Into a Material Definitive Agreement              2
Item 9.01         Financial Statements and Exhibits                       2
                  Signature                                               3
                  Exhibit Index                                           3



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit           Description of Exhibit

2.1               First Amendment to Agreement and Plan of Merger dated June 30,
                  2006
99.1              Press Release

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 11, 2006



                                               DAUPHIN TECHNOLOGY, INC.

                                               /s/ Andrew J. Kandalepas

                                               ___________________________

                                               Andrew J. Kandalepas

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                                  EXHIBIT INDEX


Exhibit           Description of Exhibit
______            ___________________

2.1               First Amendment to Agreement and Plan of Merger dated June 30,
                  2006
99.1              Press Release